American Century Capital Portfolios, Inc. Prospectus Supplement Equity Income Fund
Supplement dated November 1, 2011 ¡ Prospectus dated August 1, 2011

Effective November 30, 2011, the Equity Income Fund will be closed to new investors.

The following is added as the first sentence of the first paragraph under Purchase and Sale of Fund Shares on page 5.

The fund will be closed to new investors on November 30, 2011.

The below section entitled, Closed Fund Policies is inserted on page 17 immediately following the heading, Additional Policies Affecting Your Investment.

Closed Fund Policies

The fund will be closed to new investors on November 30, 2011. Shareholders who have open accounts may make additional investments and reinvest dividends and capital gains as long as they own shares of the fund. The fund is generally closed to other investors; however, investors who meet any of the following criteria may invest in the fund:

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financial intermediaries, who trade using omnibus by fund accounts and have received prior approval from the fund, may permit additional investments in the following product types: broker-dealer sponsored fee-based wrap discretionary asset allocation model portfolio products, bank/wealth management discretionary model portfolio products, employer-sponsored retirement plan non-open architecture products, and insurance contracts, provided the fund had been established (or was in the process of being established) as an investment option in the plan or product prior to the fund’s closing.

•	participants in employer-sponsored retirement plans. In addition, participants in employer-sponsored retirement plans who hold a position in the fund will be permitted to open an IRA Rollover account.
•	certain funds of funds and 529 college savings plans advised by American Century Investments.
•	members of the fund’s portfolio management team.

Financial intermediaries may not allow new investors in the fund or add new investors to existing omnibus accounts, other than as specifically provided above. If you are a current fund shareholder and close an existing fund account, you will not be able to make additional investments in the fund unless you meet one of the specified criteria.

Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted. The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

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